BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Large Cap Growth Retirement Portfolio
BlackRock Large Cap Value Retirement Portfolio
BlackRock Large Cap Core Retirement Portfolio

(each, a “Fund,” and collectively, the “Funds”)

SUPPLEMENT DATED MAY 1, 2012 TO THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION OF THE FUNDS, EACH DATED JANUARY 27, 2012

Effective immediately, each Fund’s Prospectus is amended as set forth below:

The section entitled “Fund Overview—Important Additional Information—Purchase and Sale of Fund Shares” in the Funds’ current Prospectus is deleted in its entirety and replaced with the following:

Class K Shares of each Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Fund’s distributor, or (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, or (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (collectively, “Institutions”). You may purchase or redeem shares of a Fund each day the New York Stock Exchange is open. Class K Shares are normally purchased through a customer’s account at an Institution through procedures established by such Institution. Each Fund’s initial minimum investment for Class K Shares is $1. The minimum investment for additional purchases is $1.

In the section entitled “Account Information—Details About the Share Class—Class K Share Class at a Glance” the section of the chart entitled “Availability ” in each Fund’s current Prospectus is deleted in its entirety and replaced with the following:

Availability	Available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Funds’ Distributor, or (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, or (iii) employers with greater than $10 million in the aggregate between qualified and non- qualified plans that they sponsor (collectively, “Institutions”).

Effective immediately, the Funds’ Statement of Additional Information is amended as set forth below:

The section in the Funds’ Statement of Additional Information Part II entitled “Purchase of Shares—Class K Shares” is deleted in its entirety and replaced with the following:

Class K Shares

Certain of the Funds offer Class K Shares as described in each such Fund’s Prospectus. Class K Shares are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Fund’s distributor, or (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, or (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor.

Shareholders should retain this Supplement for future reference.

PRO-19076RET-0512SUP